SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                   FORM 8-K/A
                                (Amendment No. 2)


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 18, 2004


                                Youbet.com, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)


   Delaware                    0-26015                   95-4627253

-----------------          ---------------           ------------------
(State or other           (Commission  File           (I.R.S. Employer
jurisdiction of                Number)                 Identification No.)
incorporation)


              5901 De Soto Avenue,                          91367
                Woodland Hills
                   California
        --------------------------------                ------------
     (Address of principal executive offices)            (Zip Code)


                                 (818) 668-2100

                             -----------------------

              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01 Changes in Registrant's Certifying Accountant

On August 18, 2004, Youbet.com, Inc. dismissed BDO Seidman, LLP ("BDO Seidman") as its independent auditor. On August 23, 2004, Youbet filed a Form 8-K (the "Original 8-K") to report the dismissal of BDO Seidman and the engagement of Piercy Bowler Taylor & Kern as Youbet's new independent auditor, and on September 1, 2004, Youbet filed amendment no. 1 ("Amendment No. 1") to the Original 8-K to include a letter from BDO Seidman, dated August 30, 2004. The text of the Original 8-K, as amended and supplemented by Amendment No. 1, is incorporated in this amendment by this reference. Amendment No. 1 and a copy of this amendment were provided to BDO Seidman for their review, and this amendment is being filed to include a letter from BDO Seidman, dated October 13, 2004, which is attached as Exhibit 16.2 hereto.

Item 9.01 Financial Statements and Exhibits

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibits:

              16.1 Letter from BDO Seidman, LLP to the Securities and
                   Exchange Commission, dated August 30, 2004 (incorporated by reference to Exhibit 16.1 to Amendment No. 1).

              16.2 Letter from BDO Seidman, LLP to the Securities and Exchange
                   Commission, dated October 13, 2004.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      YOUBET.COM, INC.





Date:  October 15, 2004               By: /s/ Charles Champion
                                          -------------------------------
                                          Charles R. Bearchell
                                          Chief Financial Officer

                                                                    Exhibit 16.2

                          [BDO Seidman, LLP Letterhead]




October 13, 2004



Securities and Exchange Commission
450 5th Street N.W.
Washington, D.C. 20549

We have been furnished with a copy of the responses to Item 4.01 of Form 8-K/A, Amendments No 1 and 2 for the event that occurred on August 18, 2004, filed and to be filed by our former client, Youbet.com, Inc (Company). We agree with the statements made in response to that Item insofar as they relate to our Firm except as it relates to the following:

With respect to the second paragraph in Amendment No. 1:

In our opinion, there was a disagreement with management and it involved whether certain consulting fees should be expensed when incurred in the second quarter or, as management proposed, capitalized and amortized over future periods, not necessarily entirely in the third quarter; however, not expected to extend beyond December 31, 2004. With respect to the last sentence in the second paragraph, we have no comment.


Very truly yours,


/s/ BDO Seidman, LLP
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cc:  Rob Brierley, Chairman of the Audit Committee